SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 4, 1996
                          ----------------------------


                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                   ------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-12230                                 04-2865714
         -----------------------                  -----------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


           580 Myles Standish Boulevard, Taunton, Massachusetts     02780
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                (Address of Principal Executive Offices)          (Zip Code)

                                  (508)823-0707
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





                                TABLE OF CONTENTS

                                    FORM 8-K

                                  June 4, 1996



Item                                                                        Page
- ----                                                                        ----

ITEM 5.  OTHER EVENTS                                                         1

SIGNATURE                                                                     2

EXHIBITS                                                                    None





ITEM 5.  OTHER EVENTS

     On May 31, 1996, at the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company"), holders of two thirds of the outstanding shares of Common Stock of the Company approved an amendment to the Company's Certificate of Incorporation to increase the Company's number of authorized shares of Common Stock from 5,500,000 shares to 10,000,000 shares. The Amendment to the Company's Certificate of Incorporation became effective on June 3, 1996.

                                        1


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Advanced Deposition Technologies, Inc.


                                          By:/s/ Glenn J. Walters
                                             -----------------------------------
                                             Glenn J. Walters, President
Date:  June 4, 1996



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